UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

Fortium Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 W/ Dickson St., Suite 102 G Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

(800) 203-5610
(Registrant’s telephone number, including area code)

Banner Energy Services Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2021, Fortium Holdings Corp. (the “Company”), through its newly formed, wholly-owned subsidiary Elysian Premium Corp. (“Elysian”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Treehouse Company, Inc. (“Treehouse”) and Alex Gosselin, the sole shareholder of Treehouse (the “Seller”) pursuant to which Elysian purchased 80% of the capital stock of Treehouse from the Seller for $200,000. Treehouse’s key assets consist of two licenses for commercial cannabis distribution in the State of California, license numbers C11-0000999 and C9-0000379.

Simultaneously with the Purchase Agreement, Elysian and the Seller also entered into a Memorandum of Understanding with Treehouse pursuant to which the parties agreed that Elysian will purchase the remaining 20% of the capital stock of Treehouse for an additional $200,000 and enter into a second stock purchase agreement on substantially similar terms to the Purchase Agreement in connection therewith, subject to state and local regulatory clearance of the transfer of ownership of the two cannabis licenses owned by Treehouse. The Purchase Agreement provides that if required state and local regulatory clearance is not obtained, the Purchase Agreement will terminate, Elsyian will return the Treehouse capital stock to the Seller, and the Seller will return the purchase price to Elysian.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On or about September 16, 2021, the Company issued a total of 1,400,000 shares of common stock to two investors in connection with the exercise of warrants to purchase such shares at an exercise price of $0.01 per share. The warrants were originally issued to Atikin Investments LLC as compensation for consulting services, who assigned 700,000 of the warrants to another investor. The transaction was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit	Description
10.1	Stock Purchase Agreement dated September 14, 2021*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Exhibits and/or Schedules have been omitted. The Company hereby agrees to furnish to the Staff of the Securities and Exchange Commission upon request any omitted information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortium Holdings Corp.

Date: September 20, 2021	By:	/s/ Richard Horgan
	Name:	Richard Horgan
	Title:	Chief Executive Officer